UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2020

eWELLNESS HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-55203	90-1073143
(State or other jurisdiction of Incorporation)	(Commission File Number	(IRS Employer identification Number

eWellness Healthcare Corporation

333 Las Olas Way, Suite 100

Ft. Lauderdale FL 33301

(Address of principal executive offices)

Registrant’s Telephone Number, including area code: (855) 470-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2020, eWellness Healthcare Corporation, OTCQB: EWLL (the “Registrant”) received and accepted the resignations of Brandon Rowberry and Rochelle Pleskow as independent directors. Copies of their letters of resignation dated May 22, 2020, which are attached as Exhibits 17.1 and 17.2, respectively, state that the reason for their resignations were to permit them to pursue other business opportunities and further stated that they have had no disagreements with the operations, policies or practices of the Registrant. Also, on May 22, 2020, the Registrant received a letter of resignation from Darwin Fogt, resigning as CEO, President and director of the Registrant and a separate letter of resignation from Curtis Hollister, resigning as CTO and director of the Registrant. Messrs. Fogt and Hollister are executive officers and principals of Bistromatics Inc., organized under the laws of Canada (“Bistromatics”). Copies of their letters of resignation are attached as Exhibits 17.3 and 17.4, respectively.

On November 12, 2016, the Registrant entered into a Services Agreement with Bistromatics (the “Bistromatics Agreement”) pursuant to which Bistromatics agreed to provide operational services to the Registrant PHZIO System including development, content editing and training, support and maintenance, billing, hosting and oversight, among other services. Reference is made to the Registrant’s Form 8-K filed on November 21, 2016, which Form 8-K was signed by Darwin Fogt as CEO on behalf of the Registrant, regarding the disclosure of the Bistromatics Agreement, attached as Exhibit 10.1 to the Form 8-K. The Services Agreement included a provision granting Bistromatics the right to appoint 40% of the Registrant’s Board of Directors, resulting in the appointment of Messrs. Fogt and Hollister as members of the Registrant’s Board.

Pursuant to communications between the Registrant and Darwin Fogt and Curtis Hollister regarding their resignations as executive officers and directors of the Registrant, which resignations were accepted by the Registrant’s Board on June 1, 2020, Messrs. Fogt and Hollister represented to the Registrant that Bistromatics and its management will continue to provide support services to the Registrant’s PHZIO System,. In addition, both Darwin Fogt and Curtis Hollister confirmed that they have had no disagreements with the operations, policies or practices of the Registrant.

In connection with the resignation of Darwin Fogt as CEO, the Registrant’s Board of Directors has appointed Douglas MacLellan, who has served as the Registrant’s Chairman since May 2013, as Chief Executive Officer in addition to continuing to serve as the Chairman of the Board of Directors.

Item 9.01 Financial Statements and Exhibits

(b) The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit No.	Description
17.1	Letter of Resignation of Mr. Brandon Rowberry dated May 22, 2020, filed herewith.
17.2	Letter of Resignation of Ms. Rochelle Pleskow dated May 22, 2020, filed herewith.
17.3	Letter of Resignation of Mr. Darwin Fogt dated May 22, 2020, filed herewith.
17.4	Letter of Resignation of Mr. Curtis Hollister dated May 22, 2020, filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2020

eWellness Healthcare Corporation

By:	Douglas MacLellan
Name:	Douglas MacLellan
Title:	Chief Executive Officer and Chairman